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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 22, 1999



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                        1-13925                      38-3389456
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



                       755 West Big Beaver Road, Suite 800
                              Troy, Michigan 48084
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (248) 362-8800



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ITEM 5.  OTHER EVENTS

         In March 1999, Championship Auto Racing Teams, Inc. entered into a Website Digital Media Agreement with CART Digital Media Enterprises, LLC, a limited liability company which is made up of Quokka Sports, Inc. and Forsythe Racing, Inc. Forsythe Racing, Inc. is owned by Gerald Forsythe, a director of CART.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  10.1 Website Digital Media Agreement dated effective January 1, 1999 between Championship Auto Racing Teams, Inc. and CART Digital Media Enterprises, LLC (certain portions have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed hereunto duly authorized.


Dated:  April 21, 1999



                                CHAMPIONSHNIP AUTO RACING TEAMS, INC.

                                By:  /s/ Andrew Craig
                                   --------------------------------------------
                                        Andrew Craig, Chief Executive Officer


                                By:  /s/ Randy K. Dzierzawski
                                   --------------------------------------------
                                         Randy K. Dzierzawski, Chief Financial
                                         Officer